Form 8-K - CURRENT REPORT

        (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 3, 2000

                             SHELTER PROPERTIES V
            (Exact name of registrant as specified in its charter)


             California               0-11574                57-0721855
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                       N/A

        (Former name or former address, if changed since last report)






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Item 8.     Change in Fiscal Year.

On January 3, 2000 the decision was made by Shelter Properties V (the "Partnership" or "Registrant") to adopt a new fiscal year. The new fiscal year will be for the twelve months commencing January 1, 2000 and ending December 31, 2000.

The Partnership will file Form 10-KSB for its most recent fiscal year of November 30, 1999 and will include in the Form 10-QSB for the quarter ending March 31, 2000, the one month transition period of December 1999.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SHELER PROPERTIES V

                                 By:   Shelter Realty V Corporation
                                       Corporate General Partner

                                 By:   /s/ Patrick J. Foye
                                       Patrick J. Foye
                                       Executive Vice President

                                 Date: January 12, 2000